THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between The Mutual Fund Public Company Limited (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa International Capital Management (H.K.) Limited provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TC". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers.

INQUIRIES

    All general inquiries and requests for information should be directed to Daiwa Securities Trust Company, the Fund's administrator, at (800) 933-3440 or
(201) 915-3020. All written inquiries should be directed to the Fund at the following address:

                            The Thai Capital Fund, Inc.
                            c/o Daiwa Securities Trust Company
                            One Evertrust Plaza, 9th Floor
                            Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

                            State Street Bank and Trust Company
                            c/o The Thai Capital Fund, Inc.
                            P.O. Box 8200
                            Boston, MA 02266-8200
                            Telephone: (800) 426-5523

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are automatically enrolled by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan. Please contact the Plan Agent if you would like more information about how to change your registration so that you may participate in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or otherwise on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                January 31, 1997
DEAR SHAREHOLDERS:

    The Management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the year ended December 31, 1996.

REVIEW OF THE THAI ECONOMY IN 1996

    The Thai economy is expected to show an expansion of 6.7% for 1996, which is a slowdown from 1995 when it grew by 8.6%. The decline was due primarily to tight monetary policies and a decrease in exports.

    In the first ten months of 1996, exports totaled 1,140.7 billion baht, while imports were 1,516.1 billion baht, resulting in a trade deficit of 371.8 billion baht. It was forecasted that in 1996 imports and exports would grow by 3.3% and -0.1%, respectively, which resulted in the current account showing a deficit of 8.2% of Gross Domestic Product ("GDP").

    Flooding in Thailand at the end of 1995 and increases in agricultural prices contributed to high inflation. The average consumer price index increased in the first eleven months of 1996 to 5.9%, up from 5.0% in the same period of 1995. It is forecasted that the inflation rate for the full year 1996 will be about 5.8%.

THE THAI ECONOMIC OUTLOOK IN 1997

    In 1997, it is expected that economic growth will improve as a result of a recovery of the overall global economy and international trade, a higher demand from major trading countries, and an anticipated decrease in world oil prices. The Bank of Thailand ("BOT") has predicted that in 1997 economic growth will be around 7.1%.

    With an improvement anticipated in the Thai economy, the Fund's management forecasts that 1997 investment levels will pick up and grow by 9.0%, as compared to 8.4% in 1996. The external sector is also expected to improve, and it is forecast that exports and imports will rise to 7.0% and 9.0%, respectively. This, in turn, is expected to bring the current account deficit to 418.4 billion baht or 8.0% of GDP.

    Owing to the recovery of the Thai economy, domestic prices have shown signs of returning to normal and the inflation rate is forecasted to be around 4.8%. In the financial sector, the strict monetary policy could be relaxed, leading to a downward adjustment of interest rates. It is expected that average interest rates could be reduced from 13.3% in 1996 to 12.5% in 1997.

1996 STOCK MARKET OVERVIEW

    In 1996, the Thai stock market was volatile and mainly on a downtrend. Events that negatively affected the market performance included both external and internal factors.

    External factors were: (1) the surge in oil prices; (2) a slowdown of exports from Asian countries; and (3) a continued weakness in the global demand for electronics, which is Thailand's number one export. The downgrading of Thailand's short-term debt rating, from Prime1 to Prime2, by Moody's was yet another negative external factor that dampened the sentiment and induced heavy foreign selling in the market.

    Internal factors were: (1) poor corporate earnings results, which led to a series of downward adjustments of earnings forecasts; (2) concerns over the economic performance such as the very low export growth, a widening

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
current account deficit and heavy dependence on short-term foreign borrowing;
(3) anxiety over the probability of a property market slump which might lead to the bankruptcy of several property companies; (4) worries over problems associated with the high level of non-performing loans faced by financial institutions; and (5) political instability and a lack of confidence in the Banharn administration.

    In the political arena, after the general election of November 17, 1996, Thailand now has its 22nd Prime Minister, General Chavalit Youngchaiyuth, the leader of the New Aspiration Party, which has won the largest numbers of seats in the Parliament, 125 out of 393. As happened in the past, the new administration is another coalition government consisting of six parties holding an aggregate majority of 221 votes. In this administration, there are three Ministers that are non-members of parliament but are well respected-professionals: namely, Dr. Amnuay Virawan as Finance Minister, Dr. Narongchai Akarasenee as Commerce Minister, and Mr. Sompob Amartayakul as Deputy Industry Minister.

    At the end of 1996, the SET closed at 831 points, a decline of 449 points or 35% from year end 1995. During the period, the average daily turnover was 5.4 billion baht, a decline of 800 million baht from the previous year. For the entire period, portfolio brokers, mutual funds, and retail investors were net buyers of 934.2 billion baht, 2,772.4 billion baht, and 4,049.3 billion baht, respectively. Meanwhile, foreign investors were net sellers of 7,755.9 billion baht.

1997 STOCK MARKET OUTLOOK

    With the expected recovery of the world economy and international trade come expectations for higher demand from major trading countries. Thai exports and, in turn, economic growth are therefore also expected to improve. The cutting of government expenditures on a gradual basis showed that the government is committed to adopt more prudent fiscal constraints. The lower expenditure announced on direct import items, such as army weapons, aircraft carriers, and submarines, is expected to help reduce Thailand's current account deficit by at least 0.5%, to 1.0% in 1997 and 1998. Furthermore, the recent cut in lending rates by commercial banks may indicate the BOT's commitment to ease liquidity in the system. The Fund's Management believes that the economic determinants indicate that the Thai stock market will improve in 1997.

THE FUND'S PERFORMANCE AND STATEGY

    As of December 31, 1996, the net asset value of the Fund was US$9.61 per share, compared to US$17.52 on December 31, 1995. However, a substantial portion of that decrease was attributable to dividends of US$2.78 per share which was paid on January 19, 1996 and US$0.57 per share which was paid on January 17, 1997. Assuming reinvestment of these dividends, the total investment return for the year 1996 was a negative 31.78%. During the same period, the SET Index decreased by 36.14%, in US$ terms. Therefore, the Fund outpaced the SET Index by 4.36%.

    For 1997, the Fund currently intends to overweigh its position in selective stocks in the energy and entertainment sectors and take a neutral position in the banking, communications, and construction sectors. The Fund currently intends to underweigh its position in the building and furnishing, finance and securities, and property sectors.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's policies, the Fund has not engaged in any such hedging.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Mrs. Charintorn Vongspootorn has been the Fund's portfolio manager since its inception in June 1990. She has been employed by The Mutual Fund Public Company Limited for 22 years and her current position is Executive Vice President and head of the Fund Management Department.

    The Board of Directors formally and reluctantly accepted on January 31, 1997 the resignation of Mr. Udom Vichayabhai, the Fund's President and a Director. Mr. Udom has also retired from The Mutual Fund Public Company Limited. The Board has elected Mr. Shuichi Komori, the Fund's Chairman of the Board, as the Fund's Acting President until a President is duly elected by the Board.

    Finally, the Fund's management would like to thank all shareholders for your continued participation and interest in The Thai Capital Fund, Inc.

Sincerely yours,

            [SIG]
SHUICHI KOMORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------
THAI COMMON STOCKS AND WARRANTS-- 93.37%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--28.45%
   777,000  Bangkok Bank Ltd...................  $  5,800,547
 1,176,100  Krung Thai Bank Ltd................     2,298,417
   356,500  The Siam Commercial Bank Ltd.......     2,340,903
   880,000  The Thai Farmers Bank Ltd..........     4,299,394
   189,800  The Thai Farmers Bank Ltd.
             Warrants, 1999* (1)...............       150,223
    97,500  The Thai Farmers Bank Ltd.
             Warrants, 1999* (2)...............        92,413
 1,079,000  The Thai Military Bank Ltd.........     2,129,744
                                                 ------------
                                                   17,111,641
                                                 ------------
BUILDING MATERIALS--7.67%
 1,015,625  Nakornthai Strip Mill Plc.*........       301,690
    69,500  Thai Wire Products Company Ltd.....        54,329
    57,100  The Siam Cement Company Ltd........     1,803,275
    56,100  The Siam City Cement Company
             Ltd...............................       293,821
   353,800  Tipco Asphalt Company Ltd..........     2,157,233
                                                 ------------
                                                    4,610,348
                                                 ------------
CHEMICALS--0.65%
   188,500  Aromatics Thailand Company Ltd.*...       145,510
   319,200  National Petrochemical Company
             Ltd...............................       246,402
                                                 ------------
                                                      391,912
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
COMMERCE--1.20%
   195,900  Berli Jucker Company Ltd...........  $    719,742
                                                 ------------
COMMUNICATION--8.14%
   146,050  Advanced Information Service
             Company Ltd.......................     1,244,436
   212,000  Jasmine International Company
             Ltd...............................       325,230
   103,200  Shinawatra Computer Company Ltd....     1,250,420
   960,000  Shinawatra International Company
             Ltd.+.............................       786,461
   195,900  Shinawatra Satellite Company
             Ltd...............................       222,048
   510,400  Telecom Asia Corporation Ltd.*.....     1,067,282
                                                 ------------
                                                    4,895,877
                                                 ------------
ELECTRICAL PRODUCTS & COMPUTERS--0.15%
    15,000  K. R. Precision Company Ltd........        89,701
                                                 ------------
ELECTRONIC COMPONENTS--1.31%
   274,200  CVD Entertainment Company Ltd......       584,088
    35,500  KCE Electronics Company Ltd........       105,452
   100,000  Thai Precision Manufacturing
             Company Ltd.+.....................        95,759
                                                 ------------
                                                      785,299
                                                 ------------
ENERGY--16.30%
   109,350  Ban-Pu Coal Company Ltd............     2,030,145

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

THAI COMMON STOCKS AND WARRANTS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
ENERGY (CONCLUDED)
   230,500  Cogeneration Company Ltd.*.........  $    860,377
   835,000  Electricity Generating Company
             Ltd...............................     2,284,542
    92,100  Lanna Lignite Company Ltd..........       820,746
   263,300  PTT Exploration and Production
             Company Ltd.......................     3,807,739
                                                 ------------
                                                    9,803,549
                                                 ------------
ENTERTAINMENT--5.53%
   177,000  BEC World Company Ltd.*............     1,701,857
    65,000  Grammy Entertainment Company
             Ltd...............................       731,679
   119,000  Media of Medias Company Ltd........       893,023
                                                 ------------
                                                    3,326,559
                                                 ------------
FINANCE & SECURITIES--6.34%
    88,400  Asia Credit Ltd....................       343,787
   331,192  Dhana Siam Finance & Securities
             Company Ltd.......................       776,686
   180,000  Krungthai Thanakit Plc.............       460,817
   375,000  Nava Finance & Securities Company
             Ltd...............................       516,660
   296,325  Phatra Thanakit Company Ltd........       833,903
   139,699  Securities One Company Ltd.........       655,223

  SHARES                                            VALUE
----------                                       ------------
    39,349  Securities One Company Ltd.
             Warrants, 2000* (3)...............  $     74,592
    30,600  Thai Investment & Securities
             Company Ltd.......................       150,698
                                                 ------------
                                                    3,812,366
                                                 ------------
FOOD, BEVERAGE, TOBACCO--1.76%
   180,900  The Pizza Company Ltd..............     1,060,582
                                                 ------------
PROPERTY DEVELOPMENT--4.60%
    36,500  Central Pattana Company Ltd........       126,969
   327,650  Ch. Karnchang Company Ltd..........     1,664,823
   100,000  PAE (Thailand) Company Ltd.........       527,653
    20,020  Quality House Company Ltd.
             Warrants, 1999* (4)...............        13,302
   330,000  Srivaraonot Real Estate Company
             Ltd.*.............................       432,089
                                                 ------------
                                                    2,764,836
                                                 ------------
PUBLISHING--2.44%
   584,900  Amarin Printing and Publishing
             Company Ltd.......................       782,991
   233,000  Nation Publishing Group Company
             Ltd...............................       683,017
                                                 ------------
                                                    1,466,008
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

THAI COMMON STOCKS AND WARRANTS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
PULP & PAPER--0.76%
   192,600  Advance Agro Company Ltd.*.........  $    457,317
                                                 ------------
TEXTILE--1.04%
   730,000  Saha Union Corporation Ltd.........       627,712
                                                 ------------
TRANSPORTATION--5.88%
 2,949,300  Bangkok Expressway Company Ltd.*...     3,314,144
    13,200  Regional Container Lines Company
             Ltd...............................       127,950
   178,000  Thoresen Thai Agencies Company
             Ltd...............................        88,704
    35,600  Thoresen Thai Agencies Company Ltd.
             Warrants, 1999*+ (5)..............         3,451
                                                 ------------
                                                    3,534,249
                                                 ------------
VEHICLES & PARTS--1.15%
    74,000  Thai Rung Union Car Company Ltd....       361,540
   112,000  Thai Storage Battery Company
             Ltd...............................       328,317
                                                 ------------
                                                      689,857
                                                 ------------
Total Thai Common Stocks and Warrants
  (Cost--$62,642,238)..........................    56,147,555
                                                 ------------

-------------------------------------------
SHORT-TERM
INVESTMENTS--14.70%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
THAI BAHT SAVINGS ACCOUNT--14.43%
   222,023  Bangkok Bank Ltd. 5.00% (Payable on
             Demand)...........................  $  8,677,864
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.27%
       160  Bank of New York, 3.40% due
             1/2/97............................       160,066
                                                 ------------
Total Short-Term Investments
  (Cost--$8,880,289)...........................     8,837,930
                                                 ------------
Total Investments--108.07%
  (Cost $71,522,527)...........................    64,985,485
Liabilities in excess of other assets--
  (8.07)%......................................   (4,850,335)
                                                 ------------
NET ASSETS (Applicable to 6,259,609 shares of
  capital stock outstanding; equivalent to
  $9.61 per share)--100.00%....................  $$60,135,150
                                                 ------------
                                                 ------------

------------------------

   *  Non-income producing security.
   + Unlisted security. All unlisted securities have been valued in good faith in such a manner as prescribed by the Board of Directors.
 (1)  Each warrant entitles holders to buy one share of Common Stock for THB
      182.
 (2)  Each warrant entitles holders to buy one share of Common Stock for THB
      200.
 (3)  Each warrant entitles holders to buy one share of Common Stock for THB
      305.
 (4)  Each warrant entitles holders to buy one share of Common Stock for THB 41.
 (5)  Each warrant entitles holders to buy one share of Common Stock for THB 30.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
DECEMBER 31, 1996
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Banks*.............................    28.45%
Energy.............................    16.30
Communication......................     8.14
Building Materials.................     7.67
Finance & Securities*..............     6.34
Transportation*....................     5.88
Entertainment......................     5.53
Property Development*..............     4.60
Publishing.........................     2.44
Food, Beverage, Tobacco............     1.76

TEN LARGEST COMMON STOCK POSITIONS HELD
DECEMBER 31, 1996
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Bangkok Bank Ltd...................     9.65%
The Thai Farmers Bank Ltd..........     7.15
PTT Exploration and Production
 Company Ltd.......................     6.33
Bangkok Expressway Company Ltd.....     5.51
The Siam Commercial Bank Ltd.......     3.89
Krung Thai Bank Ltd................     3.82
Electricity Generating Company
Ltd................................     3.80
Tipco Asphalt Company Ltd..........     3.59
The Thai Military Bank Ltd.........     3.54
Ban-Pu Coal Company Ltd............     3.38

------------------------

   *  Includes the value of warrants.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
   (cost--$71,522,527).......................    $ 64,985,485
  Interest receivable........................           5,097
  Prepaid expenses...........................          22,157
                                                 ------------
    Total assets.............................      65,012,739
                                                 ------------
LIABILITIES
  Dividend payable...........................       3,567,965
  Payable for securities purchased...........         878,531
  Accrued Thai tax provision.................         218,157
  Accrued expenses and other liabilities.....         212,936
                                                 ------------
    Total liabilities........................       4,877,589
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   6,259,609 shares issued and outstanding...          62,596
  Paid-in capital in excess of par value.....      67,310,991
  Accumulated net investment loss............       (269,775)
  Distributions in excess of net realized
   gains on investments......................     (1,102,761)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (5,865,901)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 60,135,150
                                                 ------------
                                                 ------------
        NET ASSET VALUE PER SHARE............    $       9.61
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $   1,761,755
  Interest...................................          321,745
                                                 -------------
    Total investment income..................        2,083,500
                                                 -------------
EXPENSES:
  Investment management fee and expenses.....          540,955
  Investment advisory fee and expenses.......          518,924
  Administration fee.........................          172,974
  Custodian fees and expenses................          113,295
  Legal fees and expenses....................           98,567
  Osaka Securities Exchange fees and
   expenses..................................           93,331
  Audit and tax services.....................           59,450
  Reports and notices to shareholders........           51,818
  Directors' fees and expenses...............           48,552
  Insurance expense..........................           47,200
  Rights offering expense....................           30,429
  Transfer agency fee and expenses...........           16,670
  Other......................................           30,915
                                                 -------------
    Total expenses...........................        1,823,080
                                                 -------------
NET INVESTMENT INCOME BEFORE TAX.............          260,420
  Provision for Thai tax applicable to net
   investment income.........................         (133,195)
                                                 -------------
NET INVESTMENT INCOME........................          127,225
                                                 -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments, net of
   $363,632 Thai tax provision...............        3,037,162
  Net realized foreign currency transaction
   losses....................................         (133,277)
  Net change in unrealized appreciation
   (depreciation) on equity investments, net
   of $3,486,929 Thai tax credit.............      (31,613,274)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................          (27,991)
                                                 -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................      (28,737,380)
                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ (28,610,155)
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 -------------------------------
                                                     1996              1995
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)+..............    $     127,225     $    (364,407)
  Net realized gain (loss) on:
    Investments+.............................        3,037,162        16,797,452
    Foreign currency transactions............         (133,277)          (18,963)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities+........      (31,613,274)      (19,915,533)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          (27,991)           (1,856)
                                                 -------------     -------------
  Net decrease in net assets resulting from
   operations................................      (28,610,155)       (3,503,307)
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investments and
   foreign currency transactions.............      (20,838,173)      (12,360,353)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from
   reinvestment of dividends.................          745,024           557,094
                                                 -------------     -------------
  Net decrease in net assets.................      (48,703,304)      (15,306,566)
NET ASSETS:
  Beginning of year..........................      108,838,454       124,145,020
                                                 -------------     -------------
  End of year (including accumulated net
   investment loss of $269,775 and $130,748,
   respectively).............................    $  60,135,150     $ 108,838,454
                                                 -------------     -------------
                                                 -------------     -------------

------------------------

+    After provision for Thai taxes.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with The Mutual Fund Public Company Limited (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
investment income and net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. The temporary book/tax differences are primarily related to the accrual for Thai withholding taxes.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's net assets. At December 31, 1996, the Fund owed the Manager $34,191. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 1996, expenses of $5,760 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board.

    Under the International Investment Advisory Agreement, Daiwa International Capital Management (H.K.) Ltd. (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee,which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. At December 31, 1996, the Fund owed the Adviser $32,763.

    During the year ended December 31, 1996, a director and officer of the Fund was also an officer of the Manager.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 1996 DSTC earned $10,877, as compensation for its custodial services to the Fund.

    At December 31, 1996, the Fund owed $10,921 and $889 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $97,006 during the year ended December 31, 1996 for legal services in conjunction with the Fund's ongoing operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the year ended December 31, 1996, the Fund made purchases of $27,863,551 and sales of $45,831,610 of investment securities, excluding short-term securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $62,979,411, excluding $8,880,289 of short-term investments. At December 31, 1996, net unrealized depreciation for Federal income tax purposes aggregated $6,831,856 of which $6,907,534 related to appreciated securities and $13,739,390 related to depreciated securities.

    At December 31, 1996, the Fund had $103,516 and $8,369 of post-October capital and foreign currency losses, respectively, which the Fund has elected to defer until January 1, 1997.

    At December 31, 1996, the Fund made capital account reclassifications due to permanent book/tax differences, which resulted in an increase to accumulated net investment loss of $266,252, a decrease to distributions in excess of net realized gains on investments of $2,118,868 and a decrease to paid-in-capital in excess of par value of $1,852,616.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    At December 31, 1996, the Fund had 24.08% of its net assets either deposited in a savings account at, or invested in common stock of, Bangkok Bank Ltd. The Fund deposits monies with institutions which the Manager believes to be of high credit worthiness, with low risk of loss of principal or interest.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the years ended December 31, 1996 and 1995, 47,272 and 40,230 shares, respectively, were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 6,259,609 shares outstanding at December 31, 1996, Daiwa Securities America Inc., a lead underwriter of the Fund and an affliate of both the Adviser and DSTC, owned 13,678 shares.

SUBSEQUENT EVENT

    On December 4, 1996, a distribution was declared by the Board. This distribution of $0.570 per share was paid on January 17, 1997, to shareholders of record at December 31, 1996. The New York Stock Exchange has determined that the ex-dividend date was December 27, 1996.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
                                                                    1996         1995         1994         1993         1992
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year............................      $ 17.52      $ 20.11      $ 23.81      $ 12.02       $ 9.09
                                                                 ----------   ----------   ----------   ----------   ----------
Net investment income (loss)*.................................         0.02       (0.06)       (0.02)         0.06         0.10
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions*...............................       (4.58)       (0.51)       (3.03)        12.03         3.08
                                                                 ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting from
 operations...................................................       (4.56)       (0.57)       (3.05)        12.09         3.18
                                                                 ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net investment income.......................................       --           --           --           (0.06)       (0.13)
  Amounts in excess of net investment income..................       --           --           (0.07)       (0.07)       --
  Net realized gains on investments and foreign currency
   transactions...............................................       (3.35)       (2.00)       (0.50)       (0.01)       (0.12)
  Amounts in excess of net realized gains.....................       --           --           (0.08)       (0.16)       --
                                                                 ----------   ----------   ----------   ----------   ----------
Total dividends and distributions to shareholders.............       (3.35)       (2.00)       (0.65)       (0.30)       (0.25)
                                                                 ----------   ----------   ----------   ----------   ----------
Dilutive effect of dividend reinvestment......................       --           (0.02)       --           --           --
                                                                 ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..................................       $ 9.61      $ 17.52      $ 20.11      $ 23.81      $ 12.02
                                                                 ----------   ----------   ----------   ----------   ----------
                                                                 ----------   ----------   ----------   ----------   ----------
Per share market value, end of year...........................     $ 10.000     $ 15.750     $ 16.625     $ 22.750     $ 11.125
                                                                 ----------   ----------   ----------   ----------   ----------
                                                                 ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of year, assuming
   reinvestment of dividends..................................      (21.03)%        8.53%     (24.44)%      109.50%       25.32%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends.........................      (31.78)%      (0.19)%     (12.66)%      102.94%       35.86%
Ratios and supplemental data:
  Net assets, end of year (in millions).......................       $ 60.1       $108.8       $124.1       $146.8       $ 74.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income........................................         2.11%+       2.17%+       1.99%        2.15%        2.31%
    Expenses, including Thai taxes applicable to net
     investment income........................................         2.26%+       2.29%+       2.12%        2.35%        2.58%
    Net investment income (loss)*.............................         0.15%      (0.33)%      (0.08)%        0.41%        1.03%
  Portfolio turnover..........................................        33.36%       29.90%       44.47%       58.42%       87.95%
  Average commission rate per share...........................   $ 0.0123++        N/A          N/A          N/A          N/A

--------------------------
  *  After provision for Thai taxes.
  + Ratios for the years ended December 31, 1996 and 1995 include certain costs incurred in connection with a proposed rights offering which have been expensed by the Fund. If such expenses had not been included, the ratios would have been 2.07% and 2.22% for the year ended December 31, 1996, and 2.03% and 2.14%, for the year ended December 31, 1995.
 ++ For the year ended December 31, 1996, the average commission rate paid on trades where commissions were charged was 0.3% of the trade amount.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 20, 1997

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of distributions totaling $0.570 per share received by the Fund's shareholders in respect of such fiscal year.

    Accordingly, the Fund is hereby advising you that on December 4, 1996 the Board of Directors of the Fund declared a total distribution of $0.570 per share, all of which resulted from realized long-term capital gains. The dividend was paid on January 17, 1997 to shares of record at the close of business on December 31, 1996. The entire amount of this distribution is reportable as 1996 income.

    There is no foreign tax deduction or credit available to shareholders for the calendar year 1996.

    Form 1099 DIV was mailed in January 1997.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Shuichi Komori, CHAIRMAN
Austin C. Dowling
Robert F. Gurnee
Alfred C. Morley
Virabongsa Ramangkura
Suvit Yodmani
--------------------------------------------
OFFICERS
Shuichi Komori
ACTING PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
The Mutual Fund Public Company Limited
INVESTMENT ADVISER
Daiwa International Capital Management
  (H.K.) Ltd.
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
LEGAL COUNSEL
Rogers & Wells
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                               DECEMBER 31, 1996

-------------------------

                                     [LOGO]
                                THE THAI CAPITAL
                                   FUND, INC.

------------------